Rule 497(d)


                                     FT 1027

                       Balanced Income Portfolio, Series 7

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as FTPS Unit Servicing Agent to the Trust with respect to the Trust's FTPS Units. FTPS Units are Units purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units.

     The FTPS CUSIP for the Trust is 30269X860.

November 10, 2008